corrs.com.au Rex Group Creditors' Trust Deed Samuel Freeman, Justin Walsh and Adam Nikitins in their capacity as joint and several deed administrators of the Companies Samuel Freeman, Justin Walsh and Adam Nikitins in their capacity as joint and several trustees of the Rex Group Creditors’ Trust The Companies Air T, Inc. Execution Version

Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Contents

1	**Interpretation**	**2**
1.1	Definitions	2
2	**Commencement Date**	**4**
3	**Payment of Fund Amount**	**4**
4	**Declaration of Trust**	**4**
4.1	Declaration	4
4.2	Name of Trust	4
4.3	Trustees' powers	4
4.4	Exercise of discretion and powers	6
4.5	Objects of the Trust	6
5	**Trust Fund**	**7**
5.1	Trust Fund	7
5.2	Trust Fund pools	7
5.3	Distribution of the Employee Pool	7
5.4	Distribution of the Agreed Assets Pool	7
5.5	Distribution of the General Pool	8
5.6	Insured Claims	8
5.7	Employee Entitlement Claims	9
5.8	Distributions to Trust Creditors	9
5.9	True-Up Process	9
5.10	Postponement	11
5.11	Unclaimed moneys	11
6	**Perpetuity Period**	**12**
7	**Claims**	**12**
7.1	Admissibility of Claims	12
7.2	Trustees' discretion	12
7.3	Adjudication of Claims	12
7.4	Access to Records	13
7.5	Non-Participating Superannuation Debts not Admissible	13
7.6	Creditors' costs and expenses	13
7.7	Abandonment of Claims	14
7.8	Discharge of Claims	14
7.9	Claims extinguished	14
7.10	Bar	14
7.11	Non-Participating Claims	14
8	**GST on Claims**	**14**
8.1	Definitions	14

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Corrs Chambers Westgarth 3449-9198-7773v15 ii Rex Group Creditors' Trust Deed 8.2 GST credits on Claims which have been or will be claimed by the Companies 14 8.3 GST credits for Administration Debts and Deed Administrators' Costs 15 8.4 GST credits during operation of Trust 15 9 Meetings of Trust Creditors 15 9.1 Convening meetings by Trustees 15 9.2 Right of Trust Creditors to attend meetings 15 9.3 Instructions from Trust Creditors 15 10 Remuneration 16 10.1 Remuneration of Trustees 16 10.2 Acknowledgement 16 11 Committee of Inspection 16 12 Indemnity 17 12.1 Indemnity 17 12.2 Continuing indemnity 17 12.3 Indemnity not to be affected or prejudiced 17 12.4 Trustees’ lien 18 13 Liability 18 13.1 Exclusion of liability 18 13.2 Proceedings against co-trustee 19 13.3 Reliance on advice 19 13.4 Conflicts 19 14 Trustees' resignation 19 15 Trustees not obliged to take action 19 16 Termination 20 16.1 Termination of the Trust 20 16.2 Meeting of Trust Creditors 20 16.3 Termination of the Trust by Court order and Trust Creditors' resolution 20 16.4 Report to Trust Creditors 20 16.5 Previous operation of this document preserved 20 16.6 Variation of Trust Deed 21 17 Notices 21 17.1 General 21 17.2 How to give a communication 21 17.3 Particulars for delivery of notices 21 17.4 Communications by post 22 17.5 Communications by email 23 17.6 After hours communications 23 17.7 Process service 23

Corrs Chambers Westgarth 3449-9198-7773v15 iii Rex Group Creditors' Trust Deed 17.8 Copies of communications 23 18 General 23 18.1 Inconsistency with Act or Regulations 23 18.2 Other inconsistencies 23 18.3 Books and records 23 18.4 Document components 23 18.5 Effect of execution 24 18.6 Legal costs 24 18.7 Amendment 24 18.8 Waiver and exercise of rights 24 18.9 Rights cumulative 24 18.10 Consents 24 18.11 Further steps 24 18.12 Business Days 24 18.13 Governing law and jurisdiction 24 18.14 Creditors’ Power of Attorney 25 18.15 Assignment 25 18.16 Liability 25 18.17 Counterparts 25 18.18 Electronic execution 25 18.19 Entire understanding 25 18.20 Further action to be taken at each party’s own expense 25 18.21 Severance 26 18.22 Relationship of parties 26 18.23 Duty 26 18.24 No reliance 26 18.25 Construction 26 18.26 Costs 27 18.27 Survival 27 18.28 Headings 27 18.29 Deed 27 Execution 28

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Corrs Chambers Westgarth

Date

Parties

1 **Samuel Freeman, Justin Walsh** and **Adam Nikitins** each in their capacity as joint and several deed administrators of the Companies of Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000 (**Deed Administrators**)

2 **Samuel Freeman, Justin Walsh** and **Adam Nikitins** each in their capacity as joint and several trustees of the Rex Group Creditors' Trust of Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000 (**Trustees**)

3 **Air T, Inc.** of 11020 David Taylor Drive, Suite 305, Charlotte, North Carolina 28262 (**Deed Proponent**)

Each of:

4 **Regional Express Holdings Limited (subject to deed of company arrangement)** ACN 099 547 270

5 **Air Partners Pty Ltd (subject to deed of company arrangement)** ACN 065 221 356

6 **Rex Investment Holdings Pty Ltd (subject to deed of company arrangement)** ACN 101 317 677

7 **Regional Express Pty Ltd (subject to deed of company arrangement)** ACN 101 325 642

8 **Rex Flyer Pty Ltd (subject to deed of company arrangement)** ACN 671 816 621

9 **Australian Aero Propeller Maintenance Pty Ltd (subject to deed of company arrangement)** ACN 131 278 889

10 **Australian Airline Pilot Academy Pty Ltd (subject to deed of company arrangement)** ACN 128 392 469

11 **AAPA Victoria Pty Ltd (subject to deed of company arrangement)** ACN 118 837 586 of c/- Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000 (together, the **Companies**)

Background

A On the Appointment Date, Samuel Freeman, Justin Walsh and Adam Nikitins were appointed as joint and several administrators of the Companies pursuant to Part 5.3A of the Corporations Act.

B At the meetings held concurrently on 11 November 2025 and convened pursuant to section 439A of the Corporations Act, the Creditors of each of the Companies resolved that the Companies execute a deed of company arrangement proposed under section 444B(2)(b) of the Corporations Act.

C On or about the date of this document, the Deed Administrators and the Companies executed the DOCA pursuant to section 444B(2)(a) of the Corporations Act.

D The Fund Contribution will be transferred to the Trustees to settle the Trust in accordance with clauses 8.5(b) (*Cash Contribution*) and 8.6(c) (*Air T Contribution*) of the DOCA.

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Corrs Chambers Westgarth

E The parties enter into this document as contemplated by the DOCA in order to facilitate a distribution by the Trustees to the Trust Creditors in their capacity as beneficiaries of the Trust Fund.

Agreed terms

1 Interpretation

1.1 Definitions

The meanings of the terms used in this document are set out below. Otherwise, terms used in this document that are not set out below have the meaning set out in the DOCA:

Admitted Claim The Claim of any Trust Creditor admitted by the Trustees after adjudication in accordance with **clause 7** of this document.

Agreed Assets Adjustment Payments Has the meaning given to it in **clause 5.9(d)**.

Commencement Date The date of Completion under the DOCA.

Committee of Inspection The committee of inspection formed:

(a) in accordance with Division 75 and 80 of the IPS and Division 75 of the IPR, as amended by orders of the Court in respect of the administration of the Companies; and

(b) by resolution of creditors of the Companies on 11 November 2025,

as that committee is constituted from time to time.

Court The Federal Court of Australia or the Supreme Court of New South Wales, or any court having jurisdiction to hear and determine matters under the Corporations Act and the Trustee Act.

Deed Administrators' Costs Includes costs, charges and expenses, including those incurred in connection with advisers, incurred in connection with the performance of the Deed Administrators' duties, obligations and responsibilities under the Corporations Act and the DOCA during the Administration Period and the Deed Period.

Deed Proponent Air T, Inc.

Dispute Notice Has the meaning given to it in **clause 5.9(c)(iii)**.

Dividend Any amount paid to a Trust Creditor in respect of that Trust Creditors' Admitted Claim.

DOCA The deed of company arrangement dated 14 November 2025 in respect of each Company.

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Draft True-Up Statement	A statement to be provided in connection with the True-Up setting out the Trustees' calculations as to: (a) the Agreed Assets Amount as at the Commencement Date; and (b) a reconciliation of the amount of Accrued Expenses due for payment and whether any Accrued Expenses have been discharged by the Company.
Final Dividend	The last Dividend payment to be made by the Trustees to any Trust Creditor under this document.
Final Objection Date	The fifth Business Day after receipt by the Deed Proponent of a Draft True-Up Statement.
Final True-Up Statement	Has the meaning given to it in **clause 5.9(c)(iv)** and must satisfy the requirement in **clause 5.9(f)**.
GST	Has the meaning given to that term in the GST Act.
GST Act	The *A New Tax System (Goods and Services Tax) Act 1999* (Cth).
Liability	Any liability or obligation (whether actual, contingent or prospective), including for any Loss of whatever description irrespective of when the acts, events or things giving rise to the liability or obligation occurred.
Loss	Includes any loss, damage, Liability, obligation, compensation, fine, penalty, charge, payment, cost or expense (including any legal cost and expense) however it arises and whether it is present or future, fixed or unascertained, actual or contingent but excluding any consequential or indirect loss, economic loss or loss of profits.
Secured Lender	The Commonwealth of Australia as represented by the Department of Infrastructure, Transport, Regional Development, Communications, Sport and the Arts ABN 86 267 354 017.
Total Agreed Assets Contribution	The aggregate amount for which the Companies may be liable to pay in respect of the Agreed Assets Contribution and the net amount of any Agreed Assets Adjustment Payments.
True-Up	The mechanism and process set out in **clause 5.9(a)**..
True-Up Commencement Date	The date which is two weeks after the Commencement Date.
True-Up Date	(a) the True-Up Commencement Date; and (b) monthly following the True-Up Commencement Date.
Trust	The "Rex Group Creditors' Trust" established by this document.
Trust Creditor	A Creditor who holds a Trust Creditor's Claim
Trust Creditor's Claim	A Claim, other than a Preserved Claim or a Non-Participating Claim.
Trustee Act	The *Trustee Act 1925* (NSW).
Trustees' Costs	The costs, charges and expenses, incurred by the Trustees in connection with the performance of their duties, obligations and responsibilities and the exercise of their powers and discretions under

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Corrs Chambers Westgarth 3449-9198-7773v15 4 Rex Group Creditors' Trust Deed this document as trustees of the Trust, including those incurred in connection with professional advisors. Trustees’ Remuneration The remuneration of the Trustees referred to in clause 10.1. 2 Commencement Date The Trust will come into effect and the Deed Administrators will act as Trustees pursuant to the terms of this document immediately upon the date of Completion occurring under the DOCA. 3 Payment of Fund Amount The Fund Contribution will be transferred to the Trustees to settle the Trust in accordance with clauses 8.5(b) (Cash Contribution) and 8.6(c) (Air T Contribution) of the DOCA. 4 Declaration of Trust 4.1 Declaration The Trustees acknowledge and declare that the Trust Fund will be held on trust by the Trustees for: (a) the Trust Creditors; and (b) each Company, on the terms set out in this document. 4.2 Name of Trust The trust constituted by this document will be called the Rex Group Creditors’ Trust. 4.3 Trustees’ powers (a) Without limiting the powers that the Trustees have by operation of the Trustee Act, for the purposes of administering the trust created by this document, the Trustees have the following powers: (i) to administer the Trust Fund in accordance with the provisions set out in the DOCA and this document; (ii) to fulfil the Trustees' obligations in accordance with the terms of this document; (iii) to sell, re-invest or otherwise deal with the assets of the Trust Fund; (iv) to perfect title in any assets of the Trust Fund; (v) to insure any assets of the Trust Fund;

Corrs Chambers Westgarth 3449-9198-7773v15 5 Rex Group Creditors' Trust Deed (vi) to, at any time, call meetings of the Trust Creditors for the purpose of considering the variation or termination of this document in accordance with the provisions of this document; (vii) to admit Claims to proof in accordance with the provisions of the DOCA and this document; (viii) to determine Admitted Claims and then to pay Dividends in accordance with the terms of this document; (ix) to act as attorney for the Companies or any other person for any purpose associated with the Trust or this document; (x) to enforce compliance with the terms of this document; (xi) to accept the transfer of any shares, stocks, debentures, debenture stock, annuities, bonds, obligations or other securities of whatever nature that may at any time be transferred to the Trustees; (xii) to enter upon or take possession of the Trust Fund and to collect the revenue or income from or interest on the Trust Fund and exercise any rights or powers relating to any part of the Trust Fund; (xiii) to continue, bring, prosecute and defend any claim, action, suit or proceeding, which includes the power to bring and defend any claim, counter-claim, set-off, action, suit or proceeding in the Companies’ names (only with the consent of the Companies) or (if necessary, after assignment) in the Trustees’ name, to enforce any right, claim or cause of action that forms part of, or relates to a claim against the Trust Fund, and to that end: (A) to issue or accept service of any writ, summons or other legal process and to appear or be represented in any court and before all wardens, magistrates or judicial or other officers as the Trustees think fit and to commence or defend and conduct any action or other proceeding in any court of justice in relation to the Trust Fund and any claim, proceeding or action forming part of the Trust Fund and to prosecute, discontinue, compromise, stay, terminate or abandon that proceeding or action as the Trustees think fit; (B) to appoint any solicitor and counsel to prosecute or defend in those proceedings as occasion may require; and (C) to take any other lawful ways and means for the recovering or getting in any of the Trust Fund or defending claims made against the Trustees or in respect of the Trust Fund; (xiv) to convene and hold meetings of the Trust Creditors for any purpose as the Trustees consider fit; (xv) to permit any person authorised by the Trustees to operate any account in the name of the Trust; (xvi) to do all acts and execute in the name and on behalf of the Trust all deeds, receipts and other documents; (xvii) to draw, accept, make or endorse any bill of exchange or promissory note in the name and on behalf of the Trust;

Corrs Chambers Westgarth 3449-9198-7773v15 6 Rex Group Creditors' Trust Deed (xviii) subject to the Corporations Act, to prove in the winding up of or under any scheme of arrangement entered into by, or deed of company arrangement executed by, any contributory or debtor of the Trust; (xix) to bring or defend an application for the vesting or winding up of the Trust; (xx) to report to the Trust Creditors from time to time; (xxi) to make interim or other distributions of the Trust Fund; (xxii) to appoint agents to do any business or attend to any matter or affairs of the Trust that the Trustees are unable to do, or that it is unreasonable to expect the Trustees to do, in person; (xxiii) to appoint a solicitor, accountant or other professionally qualified person to assist the Trustees; (xxiv) to compromise any claim, action, suit or proceeding brought by or against the Trustees on such terms as the Trustees consider fit, which power includes the power to compromise any claim, action, suit or proceeding referred to in paragraph (xiii) of this clause; (xxv) to provision for and set aside a sum or sums equal to an amount which the Trustees reasonably anticipate may be payable in respect of any tax, including income tax, capital gains tax or GST; (xxvi) to do anything incidental to exercising a power set out in this document; (xxvii) to do anything else that is necessary or convenient for administering the Trust; and (xxviii)to pay any amounts from the Trust Fund for which an indemnity exists under this document. (b) Without limiting the Trustees’ powers under any law with respect to trustees or otherwise, the Trustees may deal with the property comprising the Trust Fund in any manner as if the Trustees were the legal and beneficial owners of that property, and may also exercise any power in respect of the property comprising the Trust Fund and the Trustees’ functions under this document as the Deed Administrators are or were entitled to exercise under the terms of the DOCA. 4.4 Exercise of discretion and powers (a) The Trustees may exercise any discretion under this document in the Trustee’s absolute and unfettered discretion. (b) The Trustees shall not be required to give any reason for the exercise of, or failure to exercise, any of the Trustee’s powers. (c) None of the Trustees’ powers shall limit the generality of any other of the Trustees’ powers, and the Trustees shall have the power to do anything the Trustees consider incidental to any of the Trustees’ powers. 4.5 Objects of the Trust The Trustees shall receive and hold the Trust Fund on trust for the benefit of the Trust Creditors and will distribute the Trust Fund in accordance with the terms of this document.

Corrs Chambers Westgarth 3449-9198-7773v15 7 Rex Group Creditors' Trust Deed 5 Trust Fund 5.1 Trust Fund The Trust Fund shall be comprised of the Fund Contribution and any interest accruing from time to time on the Fund Contribution. 5.2 Trust Fund pools (a) The Trust Fund will be segregated into the following pools: (i) the Employee Pool, which will: (A) comprise a portion of the Fund Contribution equal to the amount of the Employee Contribution; and (B) only be available for satisfaction of the Claims of the Trust Creditors or transfer to the General Pool as specified in clause 5.3; (ii) the Agreed Assets Pool, which will: (A) comprise a portion of the Fund Contribution equal to the amount of the Agreed Assets Contribution and the Expense Cash Contribution; and (B) only be available for satisfaction of the liabilities and payments specified in clause 5.4; and (iii) the General Pool, which will: (A) compromise a portion of the Fund Contribution equal to the Costs Cash Contribution and any amounts transferred from the Employee Pool as specified in clause 5.3; and (B) only be available for satisfaction of the Claims of the Trust Creditors and other liabilities and payments specified in clause 5.5. (b) Subject to clause 5.3(b), each pool must remain segregated and may not be applied in satisfaction of the Claims of Trust Creditors or other payments or liabilities to which each other pool is to be applied in accordance with clause 5.2(a). 5.3 Distribution of the Employee Pool The Employee Pool will be available for distribution as follows: (a) first, to any Employees on account of any Employee Entitlement Claim; and (b) next, to the extent of any surplus, that surplus is to be applied to the General Pool for distribution in accordance with clause 5.5. 5.4 Distribution of the Agreed Assets Pool The Agreed Assets Pool will be available for distribution as follows: (a) as required by clause 5.9(f)(ii) or at such other time determined by the Trustees in their sole discretion, on account of payment of Accrued Expenses which are due and payable and which have not otherwise been paid by a Company; (b) to the Companies on account of any distribution they are entitled to in accordance with clause 5.9(f)(i);

Corrs Chambers Westgarth 3449-9198-7773v15 8 Rex Group Creditors' Trust Deed (c) to REX on account of any Agreed Assets Adjustment Payments they are entitled to in accordance with clause 5.9(d); and (d) to REX on account of any surplus they are entitled to following completion of the True- Up in accordance with clause 5.9(g). 5.5 Distribution of the General Pool The General Pool will be available for distribution as follows: (a) first, to the Administrators and Deed Administrators (even though they may have ceased to be Administrators or Deed Administrators) for any accrued Administration Debt and any related amount recoverable by the Administrators under clause 17 of the DOCA; (b) next, to the Administrators and Deed Administrators (even though they may have ceased to be Administrators or Deed Administrators) for any Remuneration and Costs and any other amount which they are entitled to be paid or indemnified for under clause 14 (Administrators’ and Deed Administrators’ remuneration and indemnity) of the DOCA and any related amount recoverable by the Administrators under clause 17 of the DOCA; (c) next, to the Trustees in satisfaction of the Trustees’ Remuneration and the Trustee's Costs; (d) next, to the extent of any surplus, to the Secured Lender on account of its Trust Creditor’s Claim; (e) next, to the extent of any surplus, to any Trust Creditor whose Trust Creditor’s Claim is entitled to priority under law over other Trust Creditor’s Claims, on account of such priority Claims and in accordance with any applicable priority; and (f) next, to the extent of any surplus, to each other Trust Creditor on account of its Trust Creditor’s Claim in an amount equal to its pro rata portion of the remaining assets of the Trust; and (g) next, to the extent that there is: (i) a surplus or balance in the General Pool after the Trust Creditors have received their distribution in accordance with clause 5.5(f); or (ii) a remaining balance of any distribution of trust property to Trust Creditors which has remained under the control of the Trustees and has been unclaimed for more than six months after the day on which the Trustees declare their intention to distribute a Final Dividend in accordance with this document, such surplus or balance will be paid by the Trustees to REX. 5.6 Insured Claims Notwithstanding clauses 5.2, 5.3 and 5.5, and in accordance with the requirements under clause 6.2 (Insured Claims) of the DOCA, any Creditor who would have been entitled to priority over other unsecured creditors under section 562 of the Corporations Act in respect of any amount forming part of the Creditor Pools (as applicable) will retain a priority in respect of the assets of the Creditor Pools at least equal to that to which they would have been entitled to if the property of the Company had been applied in accordance with section 562 of the Corporations Act.

Corrs Chambers Westgarth 3449-9198-7773v15 9 Rex Group Creditors' Trust Deed 5.7 Employee Entitlement Claims Notwithstanding clause 5.2, 5.3 and 5.5, and in accordance with the requirements under clause 8.8 (Consistency with the Corporations Act) of the DOCA, any Creditor whose Employee Entitlement Claim would have been entitled to priority over other unsecured creditors under sections 556, 560 and 561 of the Corporations Act in respect of any amount forming part of the Creditor Pools will retain a priority in respect of the assets of that Creditor Pools at least equal to that to which they would have been entitled to if the property of the Company had been applied in accordance with such provisions of the Corporations Act. 5.8 Distributions to Trust Creditors (a) No distributions will be made to Trust Creditors in accordance with clause 5.5, unless that Trust Creditor’s Claim is an Admitted Claim. (b) The Trustees may distribute the Trust Fund at such times as the Trustees consider, in their absolute discretion, that is appropriate and feasible to do so, including making distributions (whether interim or final) under any provision of clauses 5.3 to 5.5 in advance of making any payments under any other provision of clauses 5.3 to 5.5 on the basis that they have retained sufficient funds to ensure that any payments to be made under any provision of clauses 5.3 to 5.5 having higher priority may be made when the time comes to do so. 5.9 True-Up Process (a) For a period of six months following the Commencement Date, the Agreed Assets Contribution and the Accrued Expenses Amount will be reviewed by the Trustees and the Deed Proponent on a rolling basis as part of the True-Up as set out in this clause. (b) The purpose of the True-Up is to: (i) determine whether the Agreed Assets Amount as at the Commencement Date differs from the estimate of the Agreed Assets Amount in the Completion Statement provided to the Deed Proponent by the Deed Administrators in accordance with clause 8.2 (Steps prior to Completion Date) of the DOCA; and (ii) reconcile the amount of Accrued Expenses due for payment and whether any Accrued Expenses have been discharged by the Company. (c) The procedures for the True-Up are as follows: (i) a True-Up of the Agreed Assets Contribution (which includes the Agreed Assets Amount) and the Accrued Expense Amount (which includes the Accrued Expenses) will occur on each True-Up Date; (ii) the Trustees will prepare and deliver to the Deed Proponent on each True-Up Date a Draft True-Up Statement, along with supporting evidence of the basis for such calculations to the Deed Proponent’s reasonable satisfaction; (iii) if the Deed Proponent disagrees with any aspect of a Draft True-Up Statement, the Deed Proponent may deliver a notice (Dispute Notice) to the Trustees on or before the Final Objection Date for that Draft True-Up Statement setting out: (A) a reasonable description of, and the grounds for, the dispute or disagreement the subject of the Dispute Notice (which grounds may include inadequacy of supporting information); and

Corrs Chambers Westgarth 3449-9198-7773v15 10 Rex Group Creditors' Trust Deed (B) its proposed adjustments to the Draft True-Up Statement, together with supporting calculations setting out the basis for such proposed adjustments; (iv) if the Deed Proponent does not give a Dispute Notice to the Trustees on or before the relevant Final Objection Date in respect of a Draft True-Up Statement, that Draft True-Up Statement will be taken to be final and binding upon the parties (then a Final True-Up Statement); and (v) if the Deed Proponent does give a Dispute Notice on or before the Final Objection Date in respect of a Draft True-Up Statement: (A) the Deed Proponent and Trustees must: (1) enter into good faith negotiations and use reasonable endeavours to resolve the dispute in respect of that Draft True-Up Statement by agreeing a Final True-Up Statement within five Business Days after delivery of the relevant Dispute Notice by the Deed Proponent; and (2) provide all relevant information in each such party’s reasonable control or possession regarding the matters which are the subject of the Dispute Notice to the other parties to assist with resolution of such dispute; and (B) to the extent the dispute referred to in the Dispute Notice is not resolved in accordance with clause 5.9(c)(v)(A) above, the Deed Proponent or Trustees may refer the matter for final determination to an independent expert selected by: (1) agreement between the parties; or (2) if no agreement is reached between the parties within 10 Business Days after delivery by the Deed Proponent of the Dispute Notice, the Chair of the Resolution Institute at the request of the Deed Proponent and/or the Trustees, in accordance with the rules and procedures determined by agreement between the parties, or as otherwise determined by the independent expert (including as to costs). The Deed Proponent and the Trustees agree that the Draft True-Up Statement as confirmed or varied by such independent expert’s final determination will be deemed to be the Final True-Up Statement. (d) Subject to clause 5.9(e), to the extent any Final True-Up Statement reflects: (i) any additional assets resulting in a higher Agreed Assets Amount than in the Completion Statement (as adjusted by any prior Final True-Up Statements), the Companies will pay or cause to be paid from the proceeds of a draw under the Air T Facility an amount equal to the difference between the Agreed Assets Amount in the Completion Statement (as adjusted by any prior Final True-Up Statements) and the higher Agreed Assets Amount (in cleared funds) to the Trust Fund to form part of the Agreed Assets Pool; or (ii) a lower Agreed Assets Amount than in the Completion Statement (as adjusted by any prior Final True-Up Statements), the Trustees will pay an amount equal to the difference between the Agreed Assets Amount in the Completion Statement (as

Corrs Chambers Westgarth 3449-9198-7773v15 11 Rex Group Creditors' Trust Deed adjusted by any prior Final True-Up Statements) and the lower Agreed Assets Amount (in cleared funds) to REX under clause 5.4(c), (Agreed Assets Adjustment Payments) within five Business Days of the relevant Final True-Up Statement being delivered to the Deed Proponent. (e) The parties acknowledge and agree that: (i) the Total Agreed Assets Contribution shall not exceed the Agreed Assets Cap; and (ii) to the extent that payment of any Agreed Assets Adjustment Payments by the Companies under clause 5.9(d) would result in the Total Agreed Assets Contribution exceeding the Agreed Assets Cap, the Agreed Assets Adjustment Payment required to be paid by the Companies will be reduced by the amount of such excess. (f) Each Final True-Up Statement in relation to the Accrued Expenses will confirm whether any amounts detailed in the Completion Statement have become due for payment and have been paid by the Trustees or a Company. To the extent that: (i) a Company has discharged all or part of an Accrued Expense, the Trustees will make a distribution to that Company under clause 5.4(b) in an amount equal to the amount of such Accrued Expense which the Company has discharged; and (ii) an Accrued Expense is due and payable but not yet paid, the Trustees will discharge such liability under clause 5.4(a). (g) On the day which is six months after the Commencement Date, the final True-Up Date will occur and the parties will undertake a final True-Up process. Following the completion of that True-Up process and any payments in accordance with this clause 5.9, to the extent any surplus remains in the Agreed Asset Pool, such surplus will be distributed to REX under clause 5.4(d). 5.10 Postponement Should proceedings be brought by any person in respect of the distribution of the Trust Fund, then the Trustees are entitled at their sole discretion to postpone the payment of any entitlement until determined by the Trustees. 5.11 Unclaimed moneys In the event that the Trustees, for any reason, are unable to locate a Trust Creditor, or if any cheque sent by the Trustees to a Trust Creditor has not been presented within six months, then: (a) the Trustees shall stop payment of such cheque; (b) the moneys represented by such stopped cheque or held by the Trustees on behalf of the Trust Creditor shall be paid to ASIC; and (c) the provisions of sections 544(1) and 544(3) of the Corporations Act will apply, with such modifications as are necessary to such payment as if references in those sections to “liquidator” were references to the “Trustees”.

Corrs Chambers Westgarth 3449-9198-7773v15 12 Rex Group Creditors' Trust Deed 6 Perpetuity Period Notwithstanding any other provision in this document, each: (a) interest in property; and (b) Trustees' power over or in connection with property, created or granted by this document that, but for this provision, might vest, take effect, or be exercisable after the expiry of 80 years commencing on the date of this document, but which has not vested or taken effect by that date, (c) will vest or take effect on the last day of that period; and (d) is exercisable only on or before the last day of that period. 7 Claims 7.1 Admissibility of Claims (a) Upon this document being settled, and in accordance with clause 5.7 (Conversion of Claims) of the DOCA, all Claims of the Trust Creditors against the Companies will convert to and become claims against the Creditor Pools of the Trust Fund under this document, equal in amount to the Trust Creditor’s entitlement to a distribution in respect of the Trust Creditor’s released Claim in accordance with clauses 5.3 to 5.5 of this document. (b) Interest will not accrue or be payable on any Admitted Claim. 7.2 Trustees’ discretion The Trustees may, in their absolute discretion: (a) call for proofs of debt or claim; (b) admit all or part of a Claim; (c) reject all or part of a Claim; or (d) pay any Admitted Claim, in accordance with the provisions of this document. 7.3 Adjudication of Claims (a) Subdivisions A, B, C and E of Division 6 of Part 5.6 of the Corporations Act apply to Claims under this document as if references to the liquidator were references to the Trustees and references to winding up were references to this document, and with such other modifications as are necessary to give effect to this document, except to the extent that those provisions are varied or excluded expressly or impliedly by this document. (b) Regulations 5.6.11, 5.6.37, 5.6.39 to 5.6.43 (inclusive), 5.6.44 to 5.6.53 (inclusive) and 5.6.55 to 5.6.72 (inclusive) of the Regulations shall apply to this document and to the Trustees as if references to the liquidator were references to the Trustees and references to winding up were references to this document, and with such other

Corrs Chambers Westgarth 3449-9198-7773v15 13 Rex Group Creditors' Trust Deed modifications as are necessary to give effect to this document, except to the extent that those provisions are varied or excluded expressly or impliedly by this document. (c) The Trustees may make interim distributions of trust property under this document. (d) The Trustees may make any distribution by electronic funds transfer to a bank account nominated by the relevant Trust Creditor. (e) The Trustees must declare and distribute trust property under this document as soon as practicable after the Trust comes into effect under clause 4.1. However, subject to clauses 7.3(a) and 7.3(b), the Trustees have an absolute and unfettered discretion as to the admission of Claims, and the amount and timing of the distribution of the trust property in payment of Admitted Claims. (f) Where the Trustees propose to reject a Claim (whether in part or in full) the Trustees shall send a notice to the Creditor informing the Creditor of the proposed rejection and giving the party 14 days within which to make an application to the Court to determine the questions relating to the Claim. (g) The Trustees are entitled to rely upon any steps and determinations made by the Deed Administrators for the purposes of this Clause in respect of whether a claim asserted for the purposes of claiming under this document is an Admitted Claim, together with any information and proofs or particulars of debt provided to the Administrators or Deed Administrators. 7.4 Access to Records (a) The Trustees may at any time inspect and take copies of the books and records of the Companies at no cost and the Companies authorise the Trustees and their staff to enter the Companies’ premises on any Business Day during the hours of 9.00 am and 5.00 pm with no less than 24 hours’ notice, for the purpose of conducting such an inspection and for the purpose of doing anything necessary or desirable in the exercise of their powers and discretions and the performance of their duties, obligations and responsibilities as Trustees under this document, including to take photocopies or images of any books and records for that purpose. (b) The Companies must provide copies of their books and records as reasonably requested by the Trustees from time to time to facilitate the Trustee’s exercise of their powers and discretions and the performance of their duties, obligations and responsibilities as Trustees under this document. (c) The Companies must provide assistance to the Trustees by the provision of information and access to staff with relevant technical expertise reasonably requested by the Trustees to facilitate the exercise of their powers and discretions and the performance of the Trustees’ duties, obligations and responsibilities as Trustees under this document. 7.5 Non-Participating Superannuation Debts not Admissible A Non-Participating Superannuation Debt is not admissible to proof against the Trust Fund. 7.6 Creditors’ costs and expenses Any costs and expenses incurred by a Trust Creditor in asserting a Claim under this document (including any application under clause 7.3(f)) will be borne by that Trust Creditor and will not form part of that Trust Creditor’s Claim under this document.

Corrs Chambers Westgarth 3449-9198-7773v15 14 Rex Group Creditors' Trust Deed 7.7 Abandonment of Claims A Trust Creditor will have abandoned, and will be taken for all purposes to have abandoned, all Claims and all other entitlements (if any) in the Trust Fund: (a) which are not the subject of a proof lodged with the Deed Administrators or the Trustees in the form required by the Trustees prior to the declaration of a Final Dividend; or (b) which have been rejected by the Trustees and which are not the subject of any appeal or application to the Court within the time allowed under clause 7.3(f). 7.8 Discharge of Claims (a) All persons having a Claim must accept their Admitted Claims under this document (if any) in full satisfaction and complete discharge of all claims which they have or claim to have against the Trustees or the Trust Fund and each of them will, if called upon to do so, execute and deliver to the Trustees such forms of release of any such Claim as the Trustees require. (b) The Trustees must take all steps reasonably required by the Deed Proponent to obtain such releases from any Trust Creditors nominated by the Deed Proponent. 7.9 Claims extinguished On payment of the Final Dividend to the Trust Creditors from the Trust Fund: (a) all Claims against the Trust Fund are extinguished, and each Trust Creditor will, if called upon to do so, execute and deliver to the Trustees such forms of release of any Claim as the Trustees require; and (b) the obligations of the Trustees to the Trust Creditors under the Trust will be fully and finally discharged. 7.10 Bar After distribution of the Final Dividend from the Trust Fund, the Trustees may plead this document in bar to any Claim. 7.11 Non-Participating Claims No Creditor is entitled to participate in or receive any distribution from the Trust Fund in respect of a Non-Participating Claim. 8 GST on Claims 8.1 Definitions Words and expressions used in this clause 8 which are defined in the GST Act have the same meaning in this clause. 8.2 GST credits on Claims which have been or will be claimed by the Companies To the extent that input tax credits on Admitted Claims have been or will be claimed by the Companies, the parties agree and acknowledge that following the payment of distributions to those Creditors by the Trustees from the Trust Fund, the Companies by their directors will be responsible for making any adjustment required by the provisions of the GST Act insofar as

Corrs Chambers Westgarth 3449-9198-7773v15 15 Rex Group Creditors' Trust Deed those adjustments relate to those Admitted Claims and Practice Statement PS LA 2012/1 (GA) will be applied by the Companies to calculate the impact of those adjustments. 8.3 GST credits for Administration Debts and Deed Administrators' Costs To the extent that: (a) an input tax credit is available in respect of an Administration Debt or a Deed Administrators' Cost; and (b) neither the Administrators nor the Deed Administrators are able to claim that input tax credit because it is attributable to a tax period that arises after the date on which the GST registration of the Administrators or the Deed Administrators ends, then, the parties agree and acknowledge that the Companies are responsible for claiming that input tax credit. 8.4 GST credits during operation of Trust The parties agree and acknowledge that to the extent that an input tax credit is available in respect of a Trustee Cost which is incurred and paid for by the Trustees during the operation of the Trust, the Trustees (acting in their capacity as Trustees of the Trust) will be responsible for the claiming those input tax credits. 9 Meetings of Trust Creditors 9.1 Convening meetings by Trustees The Trustees may at any time convene a meeting of Trust Creditors and except to the extent (if any) they are excluded or modified by or are inconsistent with the terms of this document, Division 75 of Part 3 of the IPR applies, with such modifications as are necessary, to meetings of the Trust Creditors as if references to the “external administrator” or chairperson, as the case may be, were references to the Trustees. 9.2 Right of Trust Creditors to attend meetings Trust Creditors who have been paid the full amount of their entitlement in respect of their Admitted Claim under this document will no longer be entitled to attend and participate in the meetings of Trust Creditors. 9.3 Instructions from Trust Creditors In the exercise of the Trustees’ powers, the Trustees: (a) may (if they see fit), but are not obliged to, seek from the Trust Creditors at a meeting convened in accordance with this clause 9, instructions, including (without limitation) approval in respect of variations to the terms of this document; (b) may, but shall not be obliged to, have regard to the instructions (if any) given by the Trust Creditors at a meeting so convened; and (c) in the absence of instructions given by the Trust Creditors at a meeting so convened, do what is, in the Trustees’ opinion, in the best interests of Creditors.

Corrs Chambers Westgarth 3449-9198-7773v15 16 Rex Group Creditors' Trust Deed 10 Remuneration 10.1 Remuneration of Trustees (a) The Trustees: (i) are to be remunerated at the usual rates charged by Ernst & Young Australia from time to time in respect of any work done by the Trustees, and any partner or employee of the Trustees, in connection with: (A) the exercise of their powers and discretions and performance of their duties, obligations and responsibilities as Administrators and/or Deed Administrators, even though that remuneration has not been approved by the Creditors pursuant to Division 60 Subdivision B of the IPS; (B) the calling for and adjudicating upon proofs of Claims; (C) the distribution of the Trust Fund; and (D) the exercise of their powers and discretions and performance of their duties, obligations and responsibilities as Trustees under this document; and (ii) acknowledge that the Trustees’ Costs, including costs, charges and expenses (including those incurred in connection with advisers) incurred in connection with the foregoing, including any stamp duty payable by them in respect of this document, will be payable from the General Pool of the Trust Fund. (b) The Trustees’ Remuneration and the Trustees’ Costs referred to in this clause 10.1 and all other costs shall be reimbursed and/or paid out of the General Pool of the Trust Fund. The Trustees shall be entitled to draw such amounts from the General Pool of the Trust Fund from time to time. For the avoidance of doubt, where the Trustees are liable to pay GST in respect of any taxable supply (within the meaning of the GST Act) they make under this document, the Trustees are entitled to recover an additional amount equal to the amount of that GST liability from the General Pool of the Trust Fund. 10.2 Acknowledgement The parties acknowledge that the Trustees’ Remuneration as referred to in clause 10.1(a)(i) includes remuneration and costs incurred by the Trustees in connection with or as a result of their duties, obligations and responsibilities as Administrators and/or Deed Administrators. 11 Committee of Inspection (a) The Trustees may convene meetings of the Committee of Inspection from time to time for the purpose of consulting with the Committee of Inspection on matters arising in the course of the administration of the Trust including in respect of the Trustees’ Remuneration. (b) The Committee of Inspection will operate as a consultative committee and will not have power to direct or bind the Trustees in any way. (c) The:

Corrs Chambers Westgarth 3449-9198-7773v15 17 Rex Group Creditors' Trust Deed (i) appointment and removal of members of the Committee of Inspection will be governed by Division 80-15 of the IPS and Division 80-10 of the IPR; (ii) power to convene meetings of the Committee of Inspection will be governed by Division 80-27 of the IPS; and (iii) obligations of members of the Committee of Inspection will be governed by Division 80-55 of the IPS, with such amendments in form and substance as are necessary to give efficacy to the administration of the Trust by the Trustees. (d) Subject to the discretion of the Trustees to make such disclosures as are necessary or convenient for the purposes of the administration of the Trust, the affairs of the Committee of Inspection will be conducted on a confidential basis. (e) The Committee of Inspection may, if requested, approve the Trustees’ Remuneration by a majority in attendance at the relevant meeting. 12 Indemnity 12.1 Indemnity The Trustees are entitled to be indemnified out of the Trust Fund for all actions, suits, proceedings, accounts, claims and demands arising out of or relating to this document which may be commenced, incurred by or made on the Trustees by any person and against all costs, charges and expenses incurred by the Trustees in respect of them, provided that the Trustees shall not be entitled to an indemnity in respect of any liabilities or demands to the extent that the indemnification contravenes the Corporations Act or the Trustee Act. 12.2 Continuing indemnity This indemnity takes effect on and from the Commencement Date and will be without limitation as to time and will operate notwithstanding the removal of the Trustees (or any one of them) and the appointment of new trustees or the termination of this Trust for any reason whatsoever. 12.3 Indemnity not to be affected or prejudiced The indemnity under clause 12.1 will not: (a) be affected, limited or prejudiced in any way by any irregularity, defect or invalidity in the appointment of the Trustees and will extend to all actions, suits, proceedings, accounts, liabilities, claims and demands arising in any way out of any defect in the appointment of the Trustees, the approval and execution of this document or otherwise; or (b) affect or prejudice all or any rights that the Trustees may have against any other person to be indemnified against the costs, charges, expenses and liabilities incurred by the Trustees of or incidental to the exercise or performance of any of the powers of authorities conferred on the Trustees by this document or otherwise.

Corrs Chambers Westgarth 3449-9198-7773v15 18 Rex Group Creditors' Trust Deed 12.4 Trustees’ lien The Trustees (whether or not they are still acting in their capacity as trustees of the Trust) are entitled to exercise a lien over the Trust Fund for all amounts in respect of which they are entitled to an indemnity from the Trust Fund under clause 12.1. 13 Liability 13.1 Exclusion of liability (a) The Trustees, and the Trustees’ partners and employees, are not liable for any loss or damage occasioned to the trust property or to any person by: (i) the exercise of any discretion or power conferred by this document or by law on the Trustees or any delay or failure to exercise any of those discretions or powers; (ii) any breach of duty or trust, unless it is proved to have been committed, made or omitted in personal, conscious and fraudulent bad faith by the Trustees, partner or employee; or (iii) any disclosure by the Trustees or the officer of any document, matter or thing relating to the Trust, the trust property or any Trust Creditor. (b) All persons claiming any interest in the trust property must be treated as taking it with and subject to notice of the protection conferred by this clause 13. (c) Notwithstanding any other provision of this document: (i) the Trustees are entering into and performing this document in their capacity as joint and several trustees of the Trust and are not contracting in their personal capacity; (ii) the Trustees make no representations or warranties in relation to any matter whatsoever in their personal capacity; (iii) the Trustees are not personally liable for, and do not accept or assume any personal liability in respect of any Liability incurred by them in acting as joint and several trustees of the Trust; (iv) no Claim may be brought against the Trustees in their personal capacity in respect of, in connection with or incidental to, this document, the Trust or any document, matter or thing relating to it; and (v) the Trustees’ liability is limited to the extent of the amount for which the Trustees are actually indemnified for that Liability in accordance with clause 12.1 , at law or in equity; (d) The limitations of liability under this clause 13: (i) will continue notwithstanding the Trustees ceasing to act as trustees of the Trust; (ii) will operate as a waiver of any claims in tort and restitution as well as under the law of contract; and (iii) will be in addition to, and not in substitution for, any right of indemnity or relief otherwise available to the Trustees and will continue notwithstanding the entry into any transaction or arrangement in connection with this document.

Corrs Chambers Westgarth 3449-9198-7773v15 19 Rex Group Creditors' Trust Deed (e) Notwithstanding the provisions of this clause 13, the Trustees are liable in their personal capacity and are not released to the extent that a Liability under this document arises out of their own fraud or wilful default that disentitles them from indemnity under clause 12.1 in relation to the relevant liability. (f) This clause 13 survives termination of this document. 13.2 Proceedings against co-trustee The Trustees are not bound to take any proceeding against a co-trustee for any breach or alleged breach of trust committed by the co-trustee. 13.3 Reliance on advice Where the Trustees act in reliance upon the advice of any solicitor instructed on behalf of the Trust in relation to the interpretation of the provisions of this document or any document or statute or any matter concerning the administration of the Trust, the Trustees are not liable to any person in respect of any act done or omitted to be done by the Trustees in accordance with the advice. 13.4 Conflicts All powers and discretions of the Trustee may be exercised notwithstanding that any person being a partner, employee or related party of the Trustee is a beneficiary or may have been a beneficiary or has a direct, indirect or personal interest (in whatever capacity) in the manner of, or as a result of exercising such power or discretion or may benefit directly or indirectly as a result of any such power or discretion. 14 Trustees' resignation Any Trustee may resign at any time by giving not less than 14 days’ prior written notice to the Companies unless that resignation would result in there being no remaining Trustees, in which event the Trustees must: (a) convene a meeting of Trust Creditors in accordance with clause 9 of this document for the purpose of nominating a replacement trustee; (b) assign to a replacement trustee nominated by the Trust Creditors the Trustees’ rights, title and benefit under this document; and (c) do all things reasonably necessary to effect the assignment referred to in clause 14(b). 15 Trustees not obliged to take action The Trustees will not be obliged to take any action under this document until such time as there are sufficient funds in hand and immediately available to them to pay the Trustee’s Remuneration and Trustee’s Costs.

Corrs Chambers Westgarth 3449-9198-7773v15 20 Rex Group Creditors' Trust Deed 16 Termination 16.1 Termination of the Trust This Trust will terminate and the Trustees will resign as soon as reasonably practicable: (a) after distribution of the Final Dividend from the Trust Fund and the Trustees determining that the Trust should terminate; or (b) upon the expiry of the perpetuity period referred to in clause 6, whichever occurs first. 16.2 Meeting of Trust Creditors The Trustees must convene a meeting of Trust Creditors to consider a resolution to vary this document or terminate the Trust if: (a) at any time prior to the termination of the Trust, the Trustees determine that it is no longer practicable or desirable to continue to implement or carry out this document; or (b) the Court so orders. 16.3 Termination of the Trust by Court order and Trust Creditors' resolution (a) This Trust will terminate if: (i) a Court so orders; or (ii) the Trust Creditors pass a resolution terminating this Trust at a meeting duly convened pursuant to clause 16.2. (b) In that event, either of the following may occur: (i) if all Trust Creditors have received their distribution in accordance with clauses 5.3 to 5.5, any remaining part of the Trust Fund must be immediately paid to or at the direction of the Deed Proponent and shall not be available for distribution to Trust Creditors; or (ii) if any Trust Creditors have not received their distribution in accordance with clauses 5.3 to 5.5, then any remaining part of the Fund Contribution will be refunded to the Deed Proponent and any other remaining funds in the Trust Fund will be returned to the Companies and shall not be available for distribution to Trust Creditors. 16.4 Report to Trust Creditors Upon a meeting being convened pursuant to clause 16.2, the Trustees must send each Trust Creditor prior to the meeting a report as to the state of affairs of the Trust accompanied by such financial statements as the Trustees think fit. The report must include: (a) a statement explaining the circumstances which have caused the Trustees to convene the meeting pursuant to clause 16.2; and (b) a statement that this Trust will be terminated if the Trust Creditors so resolve. 16.5 Previous operation of this document preserved The termination or avoidance, in whole or in part, of this Trust does not affect the efficacy of any act done prior to the termination or avoidance.

Corrs Chambers Westgarth 3449-9198-7773v15 21 Rex Group Creditors' Trust Deed 16.6 Variation of Trust Deed This document may be varied: (a) following application of the Employee Pool of the Trust Fund in accordance with clause 5.3, with the consent of: (i) the Deed Proponent (not to be unreasonably withheld or delayed); and (ii) the Trustees, by resolution passed at a meeting of Trust Creditors by (subject to clause 16.6(a)(i)) a majority of Trust Creditors in number and in value, but only if the variation is not materially different from the proposed variation set out in the notice of that meeting and provided that the variation does not materially prejudice the interests of any class of Trust Creditors without the approval of a majority of that class of Trust Creditors in number and value; or (b) by the Court upon application of any of the Trust Creditors or the Trustees pursuant to the Trustee Act. 17 Notices 17.1 General A notice, demand, certification, process or other communication relating to this document must be in writing in English and may be given by an agent of the sender. 17.2 How to give a communication In addition to any other lawful means, a communication may be given by being: (a) personally delivered; (b) left at the party’s current delivery address for notices; (c) sent to the party’s current postal address for notices by pre-paid ordinary mail or, if the address is outside Australia, by pre-paid airmail; or (d) sent by email to the party’s current email address for notices. 17.3 Particulars for delivery of notices (a) The particulars for delivery of notices are initially: Deed Administrators Delivery address: c/- Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000 Postal address: Same as delivery address Email: Attention: Samuel Freeman, Justin Walsh and Adam Nikitins Trustees

Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Delivery address:	c/- Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000
Postal address:	Same as delivery address
Email:	
Attention:	Samuel Freeman, Justin Walsh and Adam Nikitins

Companies

Delivery address:	c/- Ernst & Young Australia, 8 Exhibition Street, Melbourne VIC 3000
Postal address:	Same as delivery address
Email:	
Attention:	Samuel Freeman, Justin Walsh and Adam Nikitins

Deed Proponent

Delivery address:	11020 David Taylor Drive, Suite 305, Charlotte, North Carolina 28262, United States of America with a copy to Corrs Chambers Westgarth, 50 Bridge Street, Sydney NSW 2000
Postal address:	Same as delivery address
Email:	 with a copy to and
Attention:	Nick Swenson, Mark Jundt, Jeremy Horwood, Tom Schinckel

(b) Each party may change its particulars for delivery of notices by notice to each other party.

17.4 Communications by post

Subject to **clause 17.6**, a communication is given if posted:

(a) within Australia to an Australian postal address, three Business Days after posting; or

(b) outside of Australia to an Australian postal address or within Australia to an address outside of Australia, 10 Business Days after posting.

3449-9198-7773v15
Rex Group Creditors' Trust Deed

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Corrs Chambers Westgarth 3449-9198-7773v15 23 Rex Group Creditors' Trust Deed 17.5 Communications by email Subject to clause 17.6, a notice sent by email is taken to be received at the time the email enters the recipient’s email system (provided the sender does not receive a delivery failure message). 17.6 After hours communications If a communication is given: (a) after 5.00 pm in the place of receipt; or (b) on a day which is a Saturday, Sunday or bank or public holiday in the place of receipt, it is taken as having been given at 9.00 am on the next day which is not a Saturday, Sunday or bank or public holiday in that place. 17.7 Process service Any process or other document relating to litigation, administrative or arbitral proceedings relating to this document may be served by any method contemplated by this clause 17 or in accordance with any applicable law. 17.8 Copies of communications If the particulars of delivery in clause 17.3 provide for copies of communication to be sent to specified addresses, delivery will not be deemed effective unless the communication is sent to both the party and the copied address in accordance with clause 17.3, and delivery to the copy address alone shall not be effective communication or service under this clause 17. 18 General 18.1 Inconsistency with Act or Regulations If there is any inconsistency between the provisions of this document and the Corporations Act, or the IPR, the IPS, the Trustee Act or the Regulations, this document shall prevail to the extent permitted by law. 18.2 Other inconsistencies If there is any inconsistency between the provisions of this document and the constitution of the Companies and any other obligation binding on the Companies, the provisions of this document shall prevail to the extent of the inconsistency, and all persons bound by this document agree to sign all documents and do all things necessary to remove such inconsistency, the costs of which shall be borne by the Companies. 18.3 Books and records The Trustees may retain copies of or access to the books and records of the Companies following termination of the Trust, only for the purpose of doing anything necessary or reasonably desirable in the exercise of the Trustees’ performance or exercise of their duties, obligations and responsibilities under the Corporations Act and this document. 18.4 Document components This document includes any schedule to this document.

Corrs Chambers Westgarth 3449-9198-7773v15 24 Rex Group Creditors' Trust Deed 18.5 Effect of execution This document is not binding on any party unless it or a counterpart has been duly executed by each person named as a party to this document. 18.6 Legal costs Except as expressly stated otherwise in this document, each party must pay its own legal and other costs and expenses of negotiating, preparing, executing and performing its obligations under this document. 18.7 Amendment This document may only be amended in accordance with clause 16.6. 18.8 Waiver and exercise of rights (a) A single or partial exercise or waiver by a party of a right relating to this document does not prevent any other exercise of that right or the exercise of any other right. (b) A party is not liable for any loss, cost or expense of any other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right. 18.9 Rights cumulative Except as expressly stated otherwise in this document, the rights of a party under this document are cumulative and are in addition to any other rights of that party. 18.10 Consents Except as expressly stated otherwise in this document, a party may conditionally or unconditionally give or withhold any consent to be given under this document and is not obliged to give its reasons for doing so. 18.11 Further steps Each party must promptly do whatever any other party reasonably requires of it to give effect to this document and to perform its obligations under it. 18.12 Business Days Except where otherwise expressly provided, if the day on or by which any act, matter or thing is to be done as required by this document is a day other than a Business Day, that act, matter or thing will be done on the immediately succeeding Business Day. 18.13 Governing law and jurisdiction (a) This document is governed by and is to be construed in accordance with the laws applicable in New South Wales. (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in New South Wales and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

Corrs Chambers Westgarth 3449-9198-7773v15 25 Rex Group Creditors' Trust Deed 18.14 Creditors’ Power of Attorney Each Creditor irrevocably appoints each of the Trustees jointly and severally as its attorney to execute any document to give effect to the releases in clause 7.8. 18.15 Assignment (a) A party must not assign or deal with any right under this document without the prior written consent of the other parties. (b) Any purported dealing in breach of this clause is of no effect. 18.16 Liability An obligation of two or more persons binds them separately and together. 18.17 Counterparts (a) This document may be signed in any number of counterparts and exchanged by email or other electronic means, and all those counterparts taken together constitute one and the same instrument. (b) An executed counterpart sent by email or other electronic means to a party is deemed to be a validly executed and exchanged counterpart as if it were the original. 18.18 Electronic execution Each party consents to this document being executed electronically and existing in electronic form and agrees that electronic signatures, including scanned or pdf signatures, are legally valid and binding methods of execution and conclusive as to their intention to be bound as if signed by that party’s (or any of its duly authorised signatory’s) manuscript signature. Each party also confirms that the use of an electronic signing platform is a legally valid and binding method of execution. 18.19 Entire understanding (a) This document contains the entire understanding between the parties as to the subject matter of this document. (b) All previous negotiations, understandings, representations, warranties, memoranda or commitments concerning the subject matter of this document are merged in and superseded by this document and are of no effect. No party is liable to any other party in respect of those matters. (c) No oral explanation or information provided by any party to another: (i) affects the meaning or interpretation of this document; or (ii) constitutes any collateral agreement, warranty or understanding between any of the parties. 18.20 Further action to be taken at each party’s own expense Each party must, at its own expense, do all things and execute all documents necessary to give full effect to this document and the transactions contemplated by it.

Corrs Chambers Westgarth 3449-9198-7773v15 26 Rex Group Creditors' Trust Deed 18.21 Severance If any part of this document is or becomes illegal, ineffective, invalid or unenforceable, that part will be severed from this document and that severance will not affect the effectiveness, validity or enforceability of the remaining part of this document. 18.22 Relationship of parties This document is not intended to create a partnership, joint venture or agency relationship between the parties. 18.23 Duty Any stamp duty assessed on this document is to be paid out of the General Pool of the Trust Fund. 18.24 No reliance No party has relied on any statement by any other party not expressly included in this document. 18.25 Construction Unless expressed to the contrary, in this document: (a) words in the singular include the plural and vice versa; (b) any gender includes the other genders; (c) if a word or phrase is defined its other grammatical forms have corresponding meanings; (d) “includes” means includes without limitation; (e) no rule of construction will apply to a clause to the disadvantage of a party merely because that party put forward the clause or would otherwise benefit from it; (f) a reference to: (i) a person includes a partnership, joint venture, unincorporated association, corporation and a government or statutory body or authority; (ii) a person includes the person’s successors, assigns and persons substituted by novation; (iii) any legislation includes subordinate legislation under it and includes that legislation and subordinate legislation as modified or replaced; (iv) an obligation includes a warranty or representation and a reference to a failure to comply with an obligation includes a breach of warranty or representation; (v) a right includes a benefit, remedy, discretion or power; (vi) time is to local time in Sydney, New South Wales, Australia; (vii) “$” or “dollars” is a reference to Australian currency; (viii) this or any other document includes the document as novated, varied or replaced and despite any change in the identity of the parties; (ix) this document includes all schedules and annexures to it; and

Corrs Chambers Westgarth 3449-9198-7773v15 27 Rex Group Creditors' Trust Deed (x) a party, clause, schedule or annexure is a reference to a party, clause, schedule or annexure, as the case may be, of this document; (g) if the date on or by which any act must be done under this document is not a Business Day, the act must be done on or by the next Business Day; and (h) where time is to be calculated by reference to a day or event, that day or the day of that event is excluded. 18.26 Costs Each party must pay its own costs of negotiating, preparing and executing this document. 18.27 Survival Despite any other provisions of this document, clauses 1, 8, 10, 11, 13, 15, 16 and 18 survive the termination of this document. 18.28 Headings Headings and the table of contents do not affect the interpretation of this document. 18.29 Deed This document is a deed. Factors which might suggest otherwise are to be disregarded.

Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Execution

Executed as a deed.

Deed Administrators

Signed sealed and delivered by **Samuel Freeman** in the presence of:)

.... Witness

.... Signature

.... Name of witness (print)

Signed sealed and delivered by **Justin Walsh** in the presence of:)

.... Witness

.... Signature

.... Name of witness (print)

Signed sealed and delivered by **Adam Nikitins** in the presence of:)

.... Witness

.... Signature

.... Name of witness (print)

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Corrs Chambers Westgarth 3449-9198-7773v15 29 Rex Group Creditors' Trust Deed Trustees Signed sealed and delivered by Samuel Freeman in the presence of: ) ) ........................................................... Witness ........................................................... Name of witness (print) ........................................................... Signature Signed sealed and delivered by Justin Walsh in the presence of: ) ) ........................................................... Witness ........................................................... Name of witness (print) ........................................................... Signature Signed sealed and delivered by Adam Nikitins in the presence of: ) ) ........................................................... Witness ........................................................... Name of witness (print) ........................................................... Signature

Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Companies

Signed sealed and delivered by **Regional Express Holdings Limited** (subject to deed of company arrangement) ACN 099 547 270 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

Signed sealed and delivered by **Air Partners Pty Ltd** (subject to deed of company arrangement) ACN 065 221 356 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

Signed sealed and delivered by **Rex Investment Holdings Pty Ltd** (subject to deed of company arrangement) ACN 101 317 677 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

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Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Signed sealed and delivered by **Regional Express Pty Ltd** (subject to deed of company arrangement) ACN 101 325 642 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

Signed sealed and delivered by **Rex Flyer Pty Ltd** (subject to deed of company arrangement) ACN 671 816 621 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

Signed sealed and delivered by **Australian Aero Propeller Maintenance Pty Ltd** (subject to deed of company arrangement) ACN 131 278 889 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

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Rex Group Creditors' Trust Deed

31

Docusign Envelope ID: 04762611-3852-424A-9D96-FBC47417D50C

Corrs Chambers Westgarth

Signed sealed and delivered by **Australian Airline Pilot Academy Pty Limited** (subject to deed of company arrangement) ACN 128 392 469 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

Signed sealed and delivered by **AAPA Victoria Pty Limited** (subject to deed of company arrangement) ACN 118 837 586 by one of its joint and several deed administrators in the presence of:

....	....
Witness	Signature
....	....
Name of witness (print)	Name (print)

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Corrs Chambers Westgarth 3449-9198-7773v15 33 Rex Group Creditors' Trust Deed Deed Proponent Executed by Air T, Inc. SEAL ........................................................... Witness ........................................................... Name of witness (print) ........................................................... Signature of Authorised Signatory ........................................................... Name of Authorised Signatory (print)